Exhibit (16)

POWER OF ATTORNEY

Each of the undersigned Trustees (each, a “Principal,” and collectively, the “Principals”) hereby severally from each other constitutes and appoints each of Jane E. Trust, Christopher Berarducci, Marc A. De Oliveira, Jeanne M. Kelly, Thomas C. Mandia, Rosemary D. Emmens, Tara E. Gormel and Bryan Sutherland (each, an “Agent” and collectively, the “Agents”), as his or her true and lawful representative and attorney-in-fact, with full power and authority of substitution and resubstitution, for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Global Asset Management Trust (the “Trust”), a registration statement on Form N-14 and any and all amendments thereto (including post-effective amendments) with respect to shares of beneficial interest of ClearBridge Value Fund and ClearBridge Small Cap Fund, each a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and to file the same, with all exhibits thereto, and all other documents in connection therewith granting unto each Agent, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, including specifically, but without limiting the foregoing, the power and authority to sign in the name and on behalf of such Principal in his or her capacity as a Trustee of the Trust, hereby ratifying and confirming all that such Agent, or his or her substitutes may lawfully do or cause to be done by virtue hereof, and each Principal does hereby ratify and confirm all that the Agents, or any of them, shall do or cause to be done by virtue hereof

All past acts of the Agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Revocation of this Power of Attorney by a Principal will not have the effect of a revocation of this Power of Attorney by any other Principal. If it is determined by a court of competent jurisdiction that any provision of this Power of Attorney is invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Power of Attorney. Each Principal acknowledges that each Agent, in serving in such capacity at such Principal’s request, is not assuming, nor is any Trust assuming, any of such Principal’s responsibilities to comply with the Acts.

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Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been duly executed by the undersigned in the capacities and as of the date(s) indicated.

/s/ Andrew L. Breech	Trustee	May 2, 2024
Andrew L. Breech

/s/ Stephen R. Gross	Trustee	May 2, 2024
Stephen R. Gross

/s/ Susan Heilbron	Trustee	May 2, 2024
Susan Heilbron

/s/ Arnold L. Lehman	Trustee	May 2, 2024
Arnold L. Lehman

/s/ Robin J.W. Masters	Trustee	May 2, 2024
Robin J.W. Masters

/s/ Kenneth Miller	Trustee	May 2, 2024
Kenneth Miller

/s/ G. Peter O’Brien	Trustee	May 2, 2024
G. Peter O’Brien

/s/ Thomas F. Schlafly	Trustee	May 2, 2024
Thomas F. Schlafly

POWER OF ATTORNEY

The undersigned, Jane E. Trust, hereby constitutes and appoints each of Christopher Berarducci, Marc A. De Oliveira, Jeanne M. Kelly, Thomas C. Mandia, Rosemary D. Emmens, Tara E. Gormel and Bryan Sutherland (each, an “Agent” and collectively, the “Agents”), as her true and lawful representative and attorney-in-fact, with full power and authority of substitution and resubstitution, for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Global Asset Management Trust (the “Trust”) and/or in her capacity as an officer of the Trust, a registration statement on Form N-14 and any and all amendments thereto (including post-effective amendments) with respect to shares of beneficial interest of ClearBridge Value Fund and ClearBridge Small Cap Fund, each a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and to file the same, with all exhibits thereto, and all other documents in connection therewith granting unto each Agent, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, including specifically, but without limiting the foregoing, the power and authority to sign in the name and on behalf of the undersigned in her capacity as a Trustee of the Trust and/or in her capacity as an officer of the Trust, hereby ratifying and confirming all that such Agent, or his or her substitutes may lawfully do or cause to be done by virtue hereof, and the undersigned does hereby ratify and confirm all that the Agents, or any of them, shall do or cause to be done by virtue hereof

All past acts of the Agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned. If it is determined by a court of competent jurisdiction that any provision of this Power of Attorney is invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Power of Attorney. The undersigned acknowledges that each Agent, in serving in such capacity at the undersigned’s request, is not assuming, nor is any Trust assuming, any of the undersigned’s responsibilities to comply with the Acts.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been duly executed by the undersigned as of the date indicated.

/s/ Jane E. Trust	May 2, 2024
Jane E. Trust

POWER OF ATTORNEY

The undersigned, Christopher Berarducci, hereby constitutes and appoints each of Lisa Carucci, Robert DuCharme and Robert Flower (each, an “Agent” and collectively, the “Agents”), as his true and lawful representative and attorney-in-fact, with full power and authority of substitution and resubstitution, for the purpose of executing in his or her name, in his or her capacity as Principal Financial Officer of Legg Mason Global Asset Management Trust (the “Trust”) and/or in his capacity as an officer of the Trust, a registration statement on Form N-14 and any and all amendments thereto (including post-effective amendments) with respect to shares of beneficial interest of ClearBridge Value Fund and ClearBridge Small Cap Fund, each a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and to file the same, with all exhibits thereto, and all other documents in connection therewith granting unto each Agent, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, including specifically, but without limiting the foregoing, the power and authority to sign in the name and on behalf of the undersigned in his capacity as Principal Financial Officer of the Trust and/or in his capacity as an officer of the Trust, hereby ratifying and confirming all that such Agent, or his or her substitutes may lawfully do or cause to be done by virtue hereof, and the undersigned does hereby ratify and confirm all that the Agents, or any of them, shall do or cause to be done by virtue hereof

All past acts of the Agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned. If it is determined by a court of competent jurisdiction that any provision of this Power of Attorney is invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Power of Attorney. The undersigned acknowledges that each Agent, in serving in such capacity at the undersigned’s request, is not assuming, nor is any Trust assuming, any of the undersigned’s responsibilities to comply with the Acts.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been duly executed by the undersigned as of the date indicated.

/s/ Christopher Berarducci	May 2, 2024
Christopher Berarducci